UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 25, 2005 (Date of earliest event reported)
CHINA DIGITAL COMMUNICATION GROUP (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-024828 (Commission File Number)	91-213-2336 (IRS Employer Identification Number)

A-3. Xinglian Industrial Zone He Hua Ling Pingxin Road. Xin Nan. Ping Hua (Address of principal executive offices)		51811 (Zip Code)
86-755-2698-3767 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

This is guidance for the year 2005.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of CHINA DIGITAL COMMUNICATION GROUP dated April 25, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2005	CHINA DIGITAL COMMUNICATION GROUP By: /s/ Yibo Sun Yibo Sun CEO & Chairman

Exhibit Index
Exhibit No.	Description
99.1	Press Release of CHINA DIGITAL COMMUNICATION GROUP dated April 25, 2005